Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Sze Ki Cheng, Chief Financial Officer of Mint Incorporation Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.	the Company’s annual report on Form 20-F for the fiscal year ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 14, 2026

By:	/s/ Sze Ki Cheng
	Name:	Sze Ki Cheng
	Title:	Chief Financial Officer